UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2022

Culp, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive

High Point, North Carolina  27265

(Address of Principal Executive Offices)

(Zip Code)

(336) 889-5161

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2022, Culp, Inc. (the “Company”) announced that Mr. Franklin N. Saxon, the Company’s Executive Chairman, will modify his role within the Company.  Effective September 1, 2022, Mr. Saxon’s duties will change such that he is less involved in day to day management, as he will no longer be a full time employee or an executive officer of the Company.  Mr. Saxon will remain on the Company’s board of directors and will continue to serve as Chairman of the board.  In addition, he will provide advice, strategic planning, and consulting services to the Company on an ongoing basis.

In recognition of Mr. Saxon’s continued service to the Company, his intimate knowledge of the Company’s business, and his relationships in the Company’s industry, the Company’s Compensation Committee approved an amended compensation arrangement for Mr. Saxon, including annual cash compensation of $350,000, to be paid quarterly.  Mr. Saxon’s participation in the Company’s employee benefits programs, as well as his auto allowance, will terminate.  There are no incentive compensation awards outstanding for Mr. Saxon.

Effective September 1, 2022, the Change of Control and Non-Competition Agreement between Mr. Saxon and the Company, dated September 27, 2007 (the “Change of Control Agreement”), shall terminate, and all rights of Mr. Saxon thereunder shall be extinguished.

Item 9.01 (d) – Exhibits

99	News Release dated July 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CULP, INC. (Registrant)

By:	/s/ Ashley Durbin
VP, General Counsel, and Corporate Secretary

Dated:  July 27, 2022

EXHIBIT INDEX

Exhibit Number	Exhibit

99	News Release dated July 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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